UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 13, 2009
LEXARIA CORP. (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	333-132134 (Commission File Number)	20-2000871 (IRS Employer Identification No.)
#950 - 1130 West Pender Street, Vancouver, British Columbia, Canada V6E 4A4
Registrant's telephone number, including area code: (604) 602-1675

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 13, 2009, the Company announced that its Operator in Mississippi, Griffin & Griffin Exploration LLC, has declared force majeure on the Belmont Lake offset wells at this time.

Item 9.01  Financial Statements and Exhibits

99.1  News Release dated November 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 13, 2009

(Signature)	Lexaria Corp. By: “/s/ Chris Bunka” Chris Bunka President & CEO